UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                           _______________________________

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):

                                     May 6, 1997

                             Newmont Mining Corporation


             Delaware                 1-1153                13-1806811
          (State or other        (Commission File      (IRS Employer
          jurisdiction of            Number)           Identification No.)
          incorporation)
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                        1700 Lincoln Street, Denver,  CO  80203
                 (Address of principal executive offices) (Zip Code)



                 Registrant's telephone number, including area code:

                                    (303) 863-7414


                                 Newmont Gold Company


             Delaware                 1-9184                13-2526632
          (State or other        (Commission File      (IRS Employer
          jurisdiction of            Number)           Identification No.)
          incorporation)

                        1700 Lincoln Street, Denver,  CO  80203
                 (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code:

                                    (303) 863-7414
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             Item 2.  Acquisition or Disposition of Assets.

                  On May 5, 1997, Newmont Mining Corporation ("Newmont
             Mining") consummated the merger (the "Merger") contemplated by the Agreement and Plan of Merger, dated as of March 10, 1997 (the "Merger Agreement"), among Newmont Mining, Midtown Two Corp., a wholly-owned subsidiary of Newmont Mining ("Midtown Two"), and Santa Fe Pacific Gold Corporation ("Santa Fe"). Pursuant to the Merger Agreement, Midtown Two was merged with and into Santa Fe with Santa Fe being the surviving corporation (the "Surviving Corporation") and each share of Santa Fe common stock was converted into the right to receive 0.43 of a share of Newmont Mining common stock. In addition, pursuant to the Merger Agreement, Newmont Mining assumed outstanding options to acquire Santa Fe common stock.

                  On May 5, 1997, Newmont Gold Company ("Newmont Gold")
             consummated the transaction (the "Contribution Transaction") contemplated by the Contribution Agreement, dated as of March 31, 1997 (the "Contribution Agreement"), between Newmont Mining and Newmont Gold. Pursuant to the Contribution Agreement, Newmont Mining transferred to Newmont Gold all of the shares of common stock of the Surviving Corporation in exchange for additional shares of, and options to acquire, Newmont Gold common stock. As a result of the Contribution Transaction, the Surviving Corporation is a wholly-owned subsidiary of Newmont Gold.

                  For more information on the Merger and the
             Contribution Transaction, see the press release issued by Newmont Mining on May 5, 1997, attached hereto as Exhibit
             99.1 and incorporated herein.



                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c)  Exhibits.

                       99.1 Text of Press Release dated May 5, 1997, issued by Newmont Mining.
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                                      SIGNATURES

                  Pursuant to the requirements of the Securities
             Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEWMONT MINING CORPORATION




             Date: May 6, 1997             By:/s/ Timothy J. Schmitt
                                              -------------------------
                                              Timothy J. Schmitt
                                              Vice President, Secretary
                                              and Assistant General
                                              Counsel


                                           NEWMONT GOLD COMPANY




             Date: May 6, 1997             By:/s/ Timothy J. Schmitt
                                              ------------------------
                                              Timothy J. Schmitt
                                              Vice President, Secretary
                                              and Assistant General
                                              Counsel
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                                    EXHIBIT INDEX

             Exhibit 99.1   Text of Press Release dated May 5, 1997.
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